Exhibit 10.1

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

This Fourth Amendment to Eighth Restated Credit Agreement (this “Fourth Amendment”) is effective as of April 1, 2011 (the “Fourth Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), the Borrowers, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Lenders (hereinafter collectively referred to as “Lenders”, and individually, “Lender”).

W I T N E S S E T H:

WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and

WHEREAS, the parties hereto desire to (i) amend certain terms of the Credit Agreement in certain respects, and (ii) reaffirm the Borrowing Base in an amount equal to $375,000,000, to be effective as of the Fourth Amendment Effective Date and continuing until the next redetermination of the Borrowing Base thereafter.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrowers, Administrative Agent and Lenders hereby agree as follows:

SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 1.

1.1 Amended and Restated Definitions. The definitions of “Applicable Margin”, “Consolidated EBITDAX”, “Consolidated Net Debt”, “Loan Documents” and “Maturity Date” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect (provided, however, that for the six month period following the Effective Date, in no event shall the margins for any ABR Loan or Eurodollar Loan, or the Commitment Fee Rate, as applicable, be less than the margins, or Commitment Fee Rate, as applicable, set forth under Category 3 in the table below):

Category	1	2	3	4	5
Borrowing Base Utilization Percentage	<25%	>25% <50%	>50% <75%	>75% <90%	>90%
Eurodollar Loans	1.750%	2.000%	2.250%	2.500%	2.750%
ABR Loans	0.750%	1.000%	1.250%	1.500%	1.750%
Commitment Fee Rate	0.500%	0.500%	0.500%	0.500%	0.500%

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Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

“Consolidated EBITDAX” means with respect to Parent and the Consolidated Restricted Subsidiaries for any applicable period: (a) Consolidated Net Income of Parent and the Consolidated Restricted Subsidiaries for such period, plus, to the extent deducted in the calculation of Consolidated Net Income, (b) the sum of (i) income or material franchise Taxes paid or accrued; (ii) Consolidated Net Interest Expense; (iii) amortization, depletion and depreciation expense; (iv) any non-cash losses or charges on any Swap Agreement, including those resulting from the requirements of ASC Topic 815, for that period; (v) other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business), including, without limitation, non-cash employee compensation; (vi) costs and expenses associated with, and attributable to, oil and gas capital expenditures that are expensed rather than capitalized; (vii) reasonable and customary expenses and fees up to a maximum aggregate amount of $4,500,000 incurred in connection with the Closing Transactions (including, without limitation, in connection with the termination or monetization of Swap Agreements that occurred contemporaneously with the refinancing of the Existing Indebtedness) to the extent such expenses and fees were incurred and paid on or before June 30, 2010; and (viii) reasonable and customary fees and expenses relating to the refinancing of the Permitted 2005 Bond Debt; less, to the extent included in the calculation of Consolidated Net Income, (c) the sum of (i) the income of any Person (other than Wholly-Owned Subsidiaries of such Person) unless such income is received by such Person in a cash distribution; (ii) gains or losses from sales or other dispositions of assets (other than Hydrocarbons produced in the normal course of business); (iii) any non-cash gains on any Swap Agreement, including those resulting from the requirements of ASC Topic 815, for that period; (iv) any cash proceeds received from the termination or other monetization of any Swap Agreement (including, as applicable, any trade confirmations made pursuant thereto) unless such termination or other monetization was permitted under Section 9.12 hereof, and (v) extraordinary or non-recurring gains, but not net of extraordinary or non-recurring “cash” losses. Notwithstanding anything to the contrary contained herein, all calculations of Consolidated EBITDAX shall be (A) in all respects, acceptable to, and approved by, the Administrative Agent, (B) for any applicable period of determination during which a Credit Party has consummated an acquisition or disposition (to the extent permitted hereunder) of Properties, calculated and determined on a pro forma basis as if such acquisition or disposition was consummated on the first day

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of such applicable period, and (C) calculated, determined and adjusted for any applicable period to exclude any income, loss or other adjustments with respect to Unrestricted Subsidiaries determined in accordance with GAAP, except income received pursuant to a cash distribution shall be included in the calculation of Consolidated EBITDAX.

“Consolidated Net Debt” means, with respect to Parent and the Consolidated Restricted Subsidiaries at any time, (a) the Consolidated Total Debt of Parent and the Consolidated Restricted Subsidiaries determined on a consolidated basis at such time minus (b) the amount, if any, by which (i) the amount of Excess Cash at the time of calculation exceeds (ii) an amount equal to seven percent (7%) of the Borrowing Base then in effect.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.

“Maturity Date” means April 1, 2016.

1.2 Additional Definition. Section 1.02 of the Credit Agreement shall be amended to add the following definition to such Section in appropriate alphabetical order:

“Fourth Amendment” means that certain Fourth Amendment to Eighth Restated Credit Agreement dated effective as April 1, 2011, among Parent, Borrowers, Administrative Agent and the Lenders party thereto.

1.3 Amendment to Financial Covenants. Sections 9.01(b) and (c) of the Credit Agreement shall be amended and restated in their entirety to read in full as follows:

“(b) [Intentionally Deleted.]

(c) Consolidated Net Debt to Consolidated EBITDAX. Commencing with the fiscal quarter ending June 30, 2010, Parent will not permit, as of the last day of any fiscal quarter, the ratio of Consolidated Net Debt (on such date) to Consolidated EBITDAX (for each Rolling Period ending on such date) or Annualized Consolidated EBITDAX for such Rolling Period in the case of Rolling Periods ending on or prior to December 31, 2010 to be greater than (i) 4.50 to 1.0 for the Rolling Periods ending on or prior to December 31, 2011 and (ii) 4.25 to 1.0 for the Rolling Period ending on March 31, 2012 and for each Rolling Period thereafter.”

1.4 Amendment to Swap Agreement Covenant. Section 9.18 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“Section 9.18 Swap Agreements. Parent and the Borrowers will not, and will not permit any other Credit Party to, enter into any Swap Agreements with any Person other than (a) Swap Agreements in respect of commodities (i) with an

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Approved Counterparty and (ii) which shall not, in any case, have a tenor of greater than five and one-half (5.5) years and the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed (1) for the first year following the date such Swap Agreement is executed (the “Initial Measurement Period”, ninety percent (90%), (2) for the next two years immediately following the Initial Measurement Period (the “Second Measurement Period”), eighty-five percent (85%), and (3) for each year following the Second Measurement Period, eighty percent (80%), of the reasonably anticipated projected production from proved, developed, producing Oil and Gas Properties (as set forth in the most recent Reserve Report delivered to the Administrative Agent hereunder, as such report may be supplemented from time to time by the Credit Parties delivering to the Administrative Agent updated well projections and other information reflecting the drilling activity, acquisitions and other results of operations since the effective date of such Reserve Report) for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, and (b) Swap Agreements in respect of interest rates with an Approved Counterparty, the notional amounts of which (when aggregated with all other Swap Agreements of the Credit Parties’ then in effect in respect of interest rates) do not exceed 100% of the then outstanding principal amount of the Credit Parties’ Debt for borrowed money, and which Swap Agreements shall not, in any case, have a tenor of greater than five (5) years. In no event shall any Swap Agreement to which any Credit Party is a party contain any requirement, agreement or covenant for any Credit Party to post cash or other collateral or margin (including in the form of a letter of credit) to secure their obligations under such Swap Agreement or to cover market exposures. Further, Parent and the Borrowers will not, and will not permit any other Credit Party to, terminate any Swap Agreement in respect of commodities (including, as applicable, any trade confirmations made pursuant thereto), now existing or hereafter arising, without the prior written consent of the Required Lenders except to the extent such terminations are permitted by Section 9.12.”

SECTION 2. Borrowing Base Reaffirmation. Pursuant to Section 2.07 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Borrowing Base shall be reaffirmed at $375,000,000 effective as of the Fourth Amendment Effective Date, and continuing until the next Scheduled Redetermination, Interim Redetermination or other redetermination of the Borrowing Base thereafter. Borrower Representative (on behalf of each Borrower), Parent and Lenders agree that the reaffirmation of the Borrowing Base provided for in this Section 2 shall be considered and deemed to be the May 1, 2011 Scheduled Redetermination.

SECTION 3. Conditions Precedent. The effectiveness of (i) the amendments to the Credit Agreement contained in Section 1 hereof, and (ii) the reaffirmation of the Borrowing Base contained in Section 2 hereof, is subject to the satisfaction of each of the following conditions precedent:

3.1 Fees. In consideration for the agreements set forth herein, the Borrowers shall have paid to Administrative Agent any and all fees payable to Administrative Agent or Lenders pursuant to or in connection with the this Fourth Amendment.

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3.2 No Default or Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing and the total Credit Exposures of all Lenders shall not exceed the Borrowing Base.

3.3 Corporate Authority Documentation. The Borrowers shall have delivered to Administrative Agent such certificates of authorized officers of the Borrowers and the Guarantors, certificates of Governmental Authorities, certified copies of the organizational documents of the Credit Parties (or certified confirmation that no amendments, modifications or revisions have been made to those previously certified and delivered to Administrative Agent, as applicable), certified copies of resolutions of the directors, managers or members, as applicable of the Borrowers and the Guarantors and such other documents, instruments and agreements as Administrative Agent shall require to evidence the valid corporate existence and authority to conduct business of the Borrowers and the Guarantors and the due authorization, execution and delivery of this Fourth Amendment any other documents related to this Fourth Amendment, and any other legal matters relating to the Borrowers, the Guarantors, any Subsidiary or the other Loan Documents by the Borrowers and/or the Guarantors, all in a form and substance reasonably satisfactory to Administrative Agent and its counsel.

3.4 Opinion. The Borrowers shall have delivered to Administrative Agent favorable opinions of McAfee Taft LLP, counsel to the Borrowers and the Guarantors each dated as of the Fourth Amendment Effective Date, addressed to Administrative Agent and the Lenders and covering such matters in connection with the foregoing as Administrative Agent or the Lenders may reasonably request, in a form and substance reasonably satisfactory to Administrative Agent and its counsel.

3.5 Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, including, without limitation, amendments to Mortgages, and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this Fourth Amendment and the transactions contemplated hereby.

SECTION 4. Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Fourth Amendment, Parent and Borrowers hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:

4.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date.

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4.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrowers of this Fourth Amendment are within Parent’s and Borrowers’ corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens.

4.3 Validity and Enforceability. This Fourth Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

4.4 No Default, Event of Default or Borrowing Base Deficiency. No Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Fourth Amendment.

5.2 Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses. Parent and Borrowers hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.

5.4 Counterparts. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until Parent, Borrowers and each Lender has executed a counterpart. Facsimiles or other electronic transmission shall be effective as originals.

5.5 Complete Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

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5.6 Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

5.7 Effectiveness. This Fourth Amendment shall be effective automatically and without necessity of any further action by Parent, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrowers, Administrative Agent and each Lender, and all conditions to the effectiveness hereof set forth herein have been satisfied.

5.8 Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.

[Signature pages to follow]

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PARENT:	CHAPARRAL ENERGY, INC.,
a Delaware corporation

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

BORROWERS:	CHAPARRAL ENERGY, L.L.C.
CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2, L.L.C.
CEI ACQUISITION, L.L.C.
CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C.
CHAPARRAL EXPLORATION, L.L.C.
ROADRUNNER DRILLING, L.L.C.

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Manager

GREEN COUNTRY SUPPLY, INC.

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

	By:	/s/ Mark E. Olson
Mark E. Olson,
Authorized Officer

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Wesley Fontana
	Name:	Wesley Fontana
	Title:	Vice President

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	ROYAL BANK OF CANADA,
as a Lender

	By:	/s/ Don J. McKinnerny
	Name:	Don J. McKinnerny
	Title:	Authorized Signatory

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	UBS LOAN FINANCE LLC,
as a Lender

	By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

	By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

	By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

	By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	SOCIÉTÉ GÉNÉRALE,
as a Lender

	By:	/s/ Stephen W. Warfel
	Name:	Stephen W. Warfel
	Title:	Managing Director

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	WELLS FARGO BANK, N.A.,
as a Lender

	By:	/s/ David C. Brooks
	Name:	David C. Brooks
	Title:	Director

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	BANK OF SCOTLAND plc,
as a Lender

	By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	COMERICA BANK,
as a Lender

	By:	/s/ Dustin S. Hansen
	Name:	Dustin S. Hansen
	Title:	Senior Vice President

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	NATIXIS,
as a Lender

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

	By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Managing Director

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	MACQUARIE BANK LIMITED,
as a Lender

	By:	/s/ Andrew McGrath
	Name:	Andrew McGrath
	Title:	Division Director

	By:	/s/ Andrew Mitchell
	Name:	Andrew Mitchell
	Title:	Associate Director

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ David T. Helffrich, III
	Name:	David T. Helffrich, III
	Title:	Assistant Vice President

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	COMPASS BANK,
as a Lender

	By:	/s/ Ian Payne
	Name:	Ian Payne
	Title:	Vice President

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

	By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Director

	By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	ING CAPITAL LLC,
as a Lender

	By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	KEYBANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Vice President

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	UNION BANK, N.A.,
as a Lender

	By:	/s/ Josh Patterson
	Name:	Josh Patterson
	Title:	Vice President

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	U.S. BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

Signature Page

FOURTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.